INCOME TAXES	12 Months Ended
Dec. 31, 2012
Income Taxes [Abstract]
INCOME TAXES

14)       INCOME TAXES

A summary of the income tax (expense) benefit in the consolidated statements of earnings (loss) follows:

	2012	2011	2010

	(In Millions)

Income tax (expense) benefit:
Current (expense) benefit	$(233)	$40	$(34)
Deferred (expense) benefit	391	(1,338)	(755)
Total	$158	$(1,298)	$(789)

The Federal income taxes attributable to consolidated operations are different from the amounts determined by multiplying the earnings before income taxes and noncontrolling interest by the expected Federal income tax rate of 35%. The sources of the difference and their tax effects are as follows:

	2012	2011	2010

	(In Millions)

Expected income tax (expense) benefit	$(20)	$(1,443)	$(1,137)
Noncontrolling interest	37	(36)	66
Separate Accounts investment activity	94	83	53
Non-taxable investment income (loss)	24	8	15
Adjustment of tax audit reserves	(2)	(7)	(13)
State income taxes	7	7	(5)
AllianceBernstein Federal and foreign taxes	10	(13)	(3)
Tax settlement	0	84	99
ACMC conversion	0	0	135
Other	8	19	1
Income tax (expense) benefit	$158	$(1,298)	$(789)

The Internal Revenue Service (“IRS”) completed its examination of the Company's 2004 and 2005 Federal corporate income tax returns and issued its Revenue Agent's Report during the third quarter of 2011. The impact of these completed audits on the Company's financial statements and unrecognized tax benefits in 2011 was a tax benefit of $84 million.

AXA Equitable recognized a tax benefit in 2010 of $99 million related to the settlement with the Appeals Office of the IRS of issues for the 1997-2003 tax years.

Due to the conversion in 2010 of ACMC, Inc. from a corporation to a limited liability company, AXA Equitable recognized a tax benefit of $135 million primarily related to the release of state deferred taxes.

On August 16, 2007, the IRS issued Revenue Ruling 2007-54 that purported to change accepted industry and IRS interpretations of the statutes governing the computation of the Separate Account dividends received deduction (“DRD”). This ruling was suspended on September 25, 2007 in Revenue Ruling 2007-61, and the U.S. Department of the Treasury (the “Treasury”) indicated that it would address the computational issues in a regulation project. However, the Treasury 2012-2013 Priority Guidance Plan includes an item for guidance in the form of a revenue ruling rather than regulations with respect to the calculation of the Separate Account DRD. The ultimate timing and substance of any such guidance is unknown. It is also possible that the calculation of the Separate Account DRD will be addressed in future legislation. Any such guidance or legislation could result in the elimination or reduction on either a retroactive or prospective basis of the Separate Account DRD tax benefit that the Company receives.

The components of the net deferred income taxes are as follows:

	December 31, 2012		December 31, 2011
	Assets	Liabilities	Assets	Liabilities

	(In Millions)

Compensation and related benefits	$207	$0	$248	$0
Reserves and reinsurance	0	2,419	0	3,060
DAC	0	960	0	891
Unrealized investment gains or losses	0	739	0	418
Investments	0	1,137	0	1,101
Alternative minimum tax credits	157	0	242	0
Other	0	57	79	0
Total	$364	$5,312	$569	$5,470

The Company does not provide income taxes on the undistributed earnings of non-U.S. corporate subsidiaries except to the extent that such earnings are not permanently invested outside the United States. As of December 31, 2012, $245 million of accumulated undistributed earnings of non-U.S. corporate subsidiaries were permanently invested. At existing applicable income tax rates, additional taxes of approximately $92 million would need to be provided if such earnings were remitted.

At December 31, 2012, the total amount of unrecognized tax benefits was $678 million, of which $522 million would affect the effective rate and $156 million was temporary in nature. At December 31, 2011, the total amount of unrecognized tax benefits was $550 million, of which $478 million would affect the effective rate and $72 million was temporary in nature.

The Company recognizes accrued interest and penalties related to unrecognized tax benefits in tax expense. Interest and penalties included in the amounts of unrecognized tax benefits at December 31, 2012 and 2011 were $105 million and $97 million, respectively. For 2012, 2011 and 2010, respectively, there were $4 million, $14 million and $10 million in interest expense related to unrecognized tax benefits.

A reconciliation of unrecognized tax benefits (excluding interest and penalties) follows:

	2012	2011	2010

	(In Millions)

Balance at January 1,	$453	$434	$577
Additions for tax positions of prior years	740	337	168
Reductions for tax positions of prior years	(620)	(235)	(266)
Additions for tax positions of current year	0	1	1
Settlements with tax authorities	0	(84)	(46)
Balance at December 31,	$573	$453	$434

In 2012, the Internal Revenue Service commenced the examination of the 2006 and 2007 tax years. An appeal of the 2004 and 2005 tax years is pending at the Appeals Office of the IRS. It is reasonably possible that the total amounts of unrecognized tax benefit will change within the next 12 months due to the conclusion of the IRS Appeals proceedings and the addition of new issues for open tax years. The possible change in the amount of unrecognized tax benefits cannot be estimated at this time.